UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020

PALTALK, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

30 Jericho Executive Plaza, Suite 400E Jericho, NY	11753
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 967-5120

(Former name or former address, if changed since last report)

122 East 42nd Street

New York, NY 10168

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously announced, on February 24, 2020, Paltalk, Inc. (the “Company”) entered into an Asset Purchase Agreement, which was subsequently amended and restated on May 29, 2020 (the “Amended and Restated Agreement”) with SecureCo, Inc. (f/k/a SecureCo, LLC) (the “Buyer”), pursuant to which the Company agreed to sell substantially all of the assets related to its secure communications business (the “Assets”) to the Buyer (the “Asset Sale”). The Assets include communication solutions and operations capabilities for secure messaging and data applications, and software and middleware for enterprise and government client targets.

On July 23, 2020, the Company completed the Asset Sale for a cash purchase price of $250,000, $150,000 of which was paid at closing and $100,000 of which is payable in four equal installments over the next fifteen months. The Amended and Restated Agreement also provides for a revenue sharing arrangement, pursuant to which the Company is entitled to receive quarterly royalty payments ranging from 5% to 10% of certain revenues received by the Buyer, with the aggregate amount of such royalty payments not to exceed $500,000.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 23, 2020, the Company issued a press release announcing the Asset Sale. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Paltalk, Inc. dated July 23, 2020 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2020

PALTALK, INC.

	By:	/s/ Jason Katz
Jason Katz
Chief Executive Officer

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